SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.



                                  FORM 8-K


                               CURRENT REPORT




                    Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  June 27, 1995



                       BIOTECHNICA INTERNATIONAL, INC.
           (Exact name of registrant as specified in its charter)



          Delaware              0-11854             22-2344703
     (State or other   (Commission File Number)    (IRS Employer
     jurisdiction of                              Identification No.)
     incorporation)


       4001 North War Memorial Drive, Suite 200, Peoria, IL  61614
                  (Address of principal executive offices)


    Registrant's telephone number, including area code:  309/681-0300




    ________________________________________________________________
       (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

     On June 27, 1995, BioTechnica International, Inc. (the"Corporation") entered into an agreement with State Farm Mutual Automobile Insurance Company ("State Farm") to repurchase 100% of the Corporation's remaining Class A Common shares outstanding. The 6,054,751 shares of Class A Common Stock held by State Farm were purchased at the par value of $.01, resulting in a cash payment to State Farm of $60,547.51. The Corporation elected to retire the repurchased shares, reducing the weighted average shares outstanding for the coming 1995/1996 Fiscal Year by five percent, from 121,368,000 to 115,380,000 shares.

SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   BIOTECHNICA INTERNATIONAL, INC.




                                   By:J.C. Gouache

                                      J.C. Gouache
                                      President and Chief
                                      Operating Officer


Date:  June 29, 1995